UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 28, 2021
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2021, the Board of Directors (“Board”) of loanDepot, Inc. (“loanDepot” or the “Company”) appointed Michael Linton, age 64, and Pamela Hughes Patenaude, age 60, as a Class I and a Class II member of the Company’s Board, respectively, with immediate effect. Class I directors’ terms expire at the next annual meeting of stockholders, and Class II directors’ terms expire at the following annual meeting of stockholders, being the only difference between Class I and Class II directors. The Board also appointed Mr. Linton to serve as a member of the Compensation Committee of the Board and Ms. atenaude to serve as a member of the Audit Committee of the Board. Mr. Linton and Ms. Patenaude are independent directors under the criteria established by the New York Stock Exchange and under loanDepot’s Corporate Governance Guidelines.

Mr. Linton and Ms. Patenaude will participate in the Company’s Director Compensation Program, pursuant to which the Company expects to pay each of Ms. Patenaude and Mr. Linton an annual retainer of $250,000 payable 50% in cash and 50% in equity.

There are no arrangements or transactions between the Company and Mr. Linton or Ms. Patenaude of the type that are required to be disclosed pursuant to Item 404(a) of Regulation S-K adopted by the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On July 30, 2021, the Company issued a press release announcing Mr. Linton’s and Ms. Patenaude's appointments to the Board. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 30, 2021.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By: /s/ Peter Macdonald
Name: Peter Macdonald
Title: Executive Vice President, General Counsel & Secretary
Date: July 30, 2021